UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 04, 2025

5E ADVANCED MATERIALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41279	87-3426517
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9329 Mariposa Road, Suite 210
Hesperia, California		92344
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (442) 221-0225

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	FEAM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported below under Item 5.07 of this Current Report on Form 8-K, on March 4, 2025, 5E Advanced Materials, Inc., a Delaware corporation (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders approved an Amended and Restated 5E Advanced Materials, Inc. 2022 Equity Compensation Plan (the “Plan” and as amended and restated, the “Amended and Restated Plan”) to (i) increase the aggregate number of shares of common stock, par value $0.01 (“Common Stock”) reserved for issuance under the Plan by 608,695 shares (reflecting proportional adjustments for the Company’s 1-for-23 reverse stock split effected on February 14, 2025 (the “Reverse Stock Split”)), (ii) to allow the Company to grant incentive stock options (“ISOs”) to eligible participants in an amount not to exceed 934,782 shares (reflecting proportional adjustments for the Reverse Stock Split), and provided that the Company may only grant ISOs through January 24, 2035, (iii) remove the Company’s ability to grant director restricted share units, and (iv) to increase the number of shares that may be issued to any individual (when combined with all of our other securities-based arrangements, as applicable) to 3% (increased from 2%) of the Company’s outstanding number of issued shares from time to time. The Amended and Restated Plan was adopted by the Company’s Board of Directors on January 24, 2025 and became effective on such date.

The terms and conditions of the Amended and Restated Plan are described in the section entitled “Proposal Two – To approve the Amended and Restated 5E Advanced Materials, Inc. 2022 Equity Compensation Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on February 3, 2025 (the “Special Meeting Proxy Statement”). The foregoing description of the Amended and Restated Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As discussed above, on March 4, 2025, the Company held the Special Meeting at which a quorum was present. At the Special Meeting, the following matters, each as discussed in the Special Meeting Proxy Statement, were voted upon by the Company’s stockholders:

1.
the approval, for purposes of complying with the Nasdaq Listing Rules and the ASX Listing Rules, and for all other purposes, (a) the issuance of 312,490,076 shares of Common Stock (which number of shares, upon issuance, will be adjusted for the Reverse Stock Split) to the holders of our outstanding senior secured convertible promissory notes (the “Notes, and such holders, the “Noteholders”) upon exchange of all of the Company’s outstanding Notes, and (b)(i) the issuance and sale to the Noteholders of $5.0 million of Common Stock at the price per share described in the Special Meeting Proxy Statement and (ii) the issuance to the Noteholders of warrants to purchase up to $20.0 million of Common Stock at the exercise price described in the Special Meeting Proxy Statement (the “Share Issuance Proposal”);
2.
the approval of the Amended and Restated 5E Advanced Materials, Inc. 2022 Equity Compensation Plan (the “Equity Plan Proposal”);
3.
the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the participation by each of (1) Graham van’t Hoff, (2) Barry Dick, (3) Bryn Jones, and (4) Curtis J. Hebert, in the Amended and Restated Plan, each as a separate resolution (the “ASX Director Compensation Proposals”); and
4.
the approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals One, Two or Three (the “Adjournment Proposal”). The Adjournment Proposal was presented at the Special Meeting but was not needed as Proposals One, Two and Three each received a sufficient number of votes for approval.

As disclosed under the heading "Voting Exclusion Statement” in the Special Meeting Proxy Statement, under the rules of the ASX, the Company disregarded votes cast in favor of certain proposals for those shareholders who may have had an interest in the outcome thereof, which voting exclusions impacted the final voting results reflected below.

The following are the voting results for each matter presented to the Company’s stockholders at the Special Meeting. The vote totals do not reflect adjustments for the Reverse Stock Split, which became effective on February 14, 2025, as disclosed in the Company’s Current Report on Form 8-K filed with the SEC on February 18, 2025, as the January 27, 2025 record date for the Special Meeting preceded the effective date of the Reverse Stock Split:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1. Share Issuance Proposal	30,087,910	293,654	542,222	0

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2. Equity Plan Proposal	27,641,073	2,092,632	1,190,081	0

3. ASX Director Compensation Proposal	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Graham van't Hoff	27,681,907	2,626,073	615,806	0
Barry Dick	28,980,588	1,328,066	615,132	0
Bryn Jones	28,980,758	1,327,896	615,132	0
Curt Hebert	28,037,796	2,770,858	115,132	0

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4. Adjournment Proposal	29,926,716	890,371	106,699	0

Based on the foregoing, Proposals 1, 2 and 4 were approved, and the participation by each of the individuals set forth in Proposal 3 was approved. No other matters were submitted to or voted on by the Company’s stockholders at the Special Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Amended and Restated 5E Advanced Materials, Inc. 2022 Equity Compensation Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

5E Advanced Materials, Inc.

Date:	March 4, 2025	By:	/s/ Joshua Malm
Joshua Malm Chief Financial Officer, Treasurer and Corporate Secretary